Exhibit 99.2

	COLUMBIA EQUITY TRUST, INC.
	Unaudited Pro Forma Condensed Consolidated Balance Sheet
	As of June 30, 2006
	Historical			Pro Forma
	Columbia Equity			Condensed
	Trust, Inc.			Consolidated
	As of	Effect of		Balance Sheet
	June 30,	Acquisition of		Reflecting
	2006	Orchard Ridge		Acquisition
ASSETS
Rental property
Land	$27,087,572	$4,767,000	(1)	$31,854,572
Buildings	147,901,486	16,500,000	(1)	164,401,486
Tenant improvements	31,492,146	1,645,000	(1)	33,137,146
Furniture, fixtures and equipment	1,098,705	—		1,098,705

	207,579,909	22,912,000		230,491,909
Accumulated depreciation	(7,053,609)	—		(7,053,609)

Total rental property, net	200,526,300	22,912,000		223,438,300
Cash and cash equivalents	8,387,651	(322,000)	(3)	8,065,651
Restricted deposits	562,234	197,000	(2)	759,234
Accounts and other receivables, net	861,240	—		861,240
Investments in unconsolidated real estate entities	40,694,318	—		40,694,318
Accrued straight-line rents	1,504,403	—		1,504,403
Deferred leasing costs, net	749,245	—		749,245
Deferred financing costs, net	1,107,525	—		1,107,525
Intangible assets
Above market leases, net	4,404,617	720,000	(1)	5,124,617
In-place leases, net	18,534,256	2,198,000	(1)	20,732,256
Tenant relationships, net	7,133,283	744,000	(1)	7,877,283
Prepaid expenses and other assets	959,103	166,000	(2)	1,125,103

	$285,424,175	$26,615,000		$312,039,175

LIABILITIES AND STOCKHOlDERS’ EQUITY
Revolver loan borrowing	$21,450,000	$10,950,000	(3)	$32,400,000
Mortgage note payable	74,096,914	15,164,000	(2)	89,260,914
Accounts payable and accrued expenses	2,669,903	—		2,669,903
Dividends payable	1,220,555	—		1,220,555
Security deposits	2,079,500	166,000	(2)	2,245,500
Rent received in advance	1,361,215	217,000	(2)	1,578,215
Deferred credits — Below market leases, net	2,337,327	118,000	(1)	2,455,327
Other liabilities	95,179	—		95,179

Total liabilities	105,310,593	26,615,000		131,925,593

Commitments and contingencies
Minority interest	14,107,493	—		14,107,493

Stockholders’ equity
Common stock	13,863	—		13,863
Additional paid-in capital	178,366,298	—		178,366,298
Cumulative dividends in excess of net income	(12,374,072)	—		(12,374,072)

Total stockholders’ equity	166,006,089	—		166,006,089

Total liabilities and stockholders’ equity	$5,424,175	$26,615,000		$312,039,175

See Notes to Unuadited Pro Forma Condensed Consolidated Balance Sheet.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet of Columbia Equity Trust, Inc. (the “Company”) as of June 30, 2006 reflects the acquisition of the property known as Orchard Ridge as if the purchase had occurred on June 30, 2006. The historical condensed consolidated balance sheet of the Company prior to the acquisition of Orchard Ridge has been derived from the unaudited consolidated balance sheet included in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2006, as filed August 14, 2006.

Notes and Management Assumptions

1.	The acquisition of Orchard Ridge was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” The fair value of the real estate acquired was determined on an “as if vacant” basis and the cost of the property was allocated between land, building, acquired tenant improvements, the value of tenant relationships, acquired in-place leases and the value of above and below market leases, based on their relative fair values.

2.	Represents other assets acquired and liabilities assumed as part of the purchase of Orchard Ridge, including the assumption of a $15,500,000 mortgage note (before fair value mortgage adjustment of $336,000) bearing a fixed rate of interest of 6.06%, maturing May 2014.

3.	Represents adjustment to reflect the actual amount borrowed under the Company’s revolving credit agreement to acquire Orchard Ridge, with the remainder of the purchase price being paid using cash.

	COLUMBIA EQUITY TRUST, INC.
	Unaudited Pro Forma Condensed Consolidated Statements of Operations
	For the Period July 5, 2005 to December 31, 2005 and
	The Six Months Ended June 30, 2006
	For the Period July 5, 2005 to December 31, 2005				For the Six Months Ended June 30, 2006
				Pro Forma				Pro Forma
				Condensed				Condensed
				Consolidated				Consolidated
				Statement of				Statement of
	Historical	Effect of		Operations	Historical	Effect of		Operations
	Columbia Equity	Acquisition of		Reflecting	Columbia Equity	Acquisition of		Reflecting
Trust, Inc.		Orchard Ridge
Acquisition	Trust, Inc.	Orchard Ridge		Acquisition
Revenues
Rentals and tenant reimbursements	$7,916,663	$1,369,000	(1)	$9,285,663	$13,709,788	$1,452,000	(1)	$15,161,788
Fee income	554,053	—		554,053	668,321	—		668,321

Total revenues	8,470,716	1,369,000		9,839,716	14,378,109	1,452,000		15,830,109

Operating expenses
Property operating and other	2,791,554	518,109		3,309,663	4,647,754	493,388		5,141,142
General and administrative	3,759,459	32,891		3,792,350	2,408,971	34,612		2,443,583
Depreciation and amortization	4,503,894	694,000	(2)	5,197,894	7,005,896	672,000	(2)	7,677,896

Total operating expenses	11,054,907	1,245,000		12,299,907	14,062,621	1,200,000		15,262,621

Income (loss) from operations	(2,584,191)	124,000		(2,460,191)	315,488	252,000		567,488
Other income (expense)
Interest income	514,390	—		514,390	115,753	—		115,753
Interest expense	(631,513)	(735,000)	(4)	(1,366,513)	(2,561,582)	(796,000)	(4)	(3,357,582)
Equity in net income (loss) of
real estate entities	34,735	—		34,735	(97,900)	—		(97,900)
Minority interest	191,061	44,000	(3)	235,061	159,654	39,000	(3)	198,654

Loss before income taxes	(2,475,518)	(567,000)		(3,042,518)	(2,068,587)	(505,000)		(2,573,587)
Provision for income taxes	25,000	—		25,000	41,500	—		41,500

Net loss	$(2,500,518)	$(567,000)		$(3,067,518)	$(2,110,087)	$(505,000)		$(2,615,087)

Net loss per common share -
Basic and diluted	$(0.18)			$(0.22)	$(0.15)			$(0.19)

Weighted average shares of common
stock outstanding — Basic and diluted	13,773,334			13,773,334	13,863,334			13,863,334

		See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Basis of Presentation

The unaudited pro forma condensed consolidated statements of operations of Columbia Equity Trust, Inc. (the “Company”) for the period July 5, 2005 to December 31, 2005 and for the six months ended June 30, 2006 reflect the acquisition of the property known as Orchard Ridge as if the purchase had occurred on July 5, 2005. The historical condensed consolidated statement of operations of the Company for the period July 5, 2005 to December 31, 2005 has been derived from the audited consolidated statement of operations included in the Company’s annual report on Form 10-K for the period ended December 31, 2005, as filed on March 31, 2006. The historical condensed consolidated statement of operations of the Company for the six months ended June 30, 2006 has been derived from the unaudited consolidated statement of operations included in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2006, as filed on August 14, 2006. Pro forma results of operations information has not been provided for periods prior to July 5, 2005 because the Company had no material operations prior to July 5, 2005 and was essentially a shell entity with no prior operating history.

Notes and Management Assumptions

1.	Includes amortization of the intangible assets relating to above market leases and the deferred credits relating to below market leases over the remaining lives of the respective leases.

2.	Reflects depreciation expense over 40 years based on the acquisition cost allocated to the building and improvements and amortization of the values allocated to acquired tenant improvements and the acquired in-place leases and acquired tenant relationships over the remaining respective lease terms.

3.	Reflects allocation of operating results to minority holders of units of the operating partnership.

4.	Reflects interest expense on the mortgage assumed plus the incremental interest expense incurred under the Company’s Credit Facility relating to the purchase of Orchard Ridge, assuming that the $10,950,000 actually borrowed to acquire Orchard Ridge was borrowed on July 5, 2005 at an average LIBOR rate of 4.92% over the period July 5, 2005 to December 31, 2005 and at an average LIBOR rate of 5.87% over the six months ended June 30, 2006.